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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                            TRI-STATE 1ST BANK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                 OHIO                                     34-1824708
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


                   P.O. BOX 796
               EAST LIVERPOOL, OHIO                               43920
     (Address of Principal Executive Offices)                   (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:  NONE.


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [   ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]


Securities to be registered pursuant to Section 12(g) of the Act:


                           COMMON STOCK, NO PAR VALUE
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's Common Stock, no par value, can be found under the caption "Description of Common Shares" in the Registrant's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission (the "SEC") on October 19, 1999. Such description is incorporated herein by reference.


ITEM 2.  EXHIBITS.

1. Articles of Incorporation of the Registrant are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the SEC on March 6, 1996.

2. By-laws of the Registrant are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the SEC on March 6, 1996.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        TRI-STATE 1ST BANK, INC.


Dated:  March 26, 2001.                 By: /s/ Charles B. Lang
                                            ----------------------------
                                        Name: Charles B. Lang
                                        Title: President


                                        By: /s/ Kevin Anglemyer
                                            ----------------------------
                                        Name: Kevin Anglemyer
                                        Title: Chief Financial Officer



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